UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549

                          FORM 8-K

                       CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934


                       August 1, 1995
              ---------------------------------
              (Date of earliest event reported)



         LABORATORY CORPORATION OF AMERICA HOLDINGS
   -----------------------------------------------------
   (Exact name of registrant as specified in its charter)



   Delaware                1-11353            13-3757370
- ---------------          ------------       ---------------
(State or other          (Commission        (IRS Employer
jurisdiction or          File Number)        Identification
organization)                                Number)



  358 South Main Street, Burlington, North Carolina  27215
- -----------------------------------------------------------
          (Address of principal executive offices)



                        800-222-7566
     ---------------------------------------------------
    (Registrant's telephone number, including area code)


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Item 5. Other Events

On August 1, 1995, the Registrant issued a press release dated as of such date announcing operating results of the Registrant for the three and six months period ended June 30, 1995 as well as certain other information. The press release is attached as an exhibit hereto and the text thereof is incorporated in its entirety herein by reference.

The Registrant also announced that the annual meeting of stockholders is scheduled for September 20, 1995 in New York
City. Stockholders of record as of July 24, 1995 will be entitled to vote at the meeting.

Item 7.               Financial Statements, Pro Forma Financial
                      Information and Exhibits

  (c) Exhibit

      20 - Press release of the Registrant dated August 1,
           1995.

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                         SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

               LABORATORY CORPORATION OF AMERICA HOLDINGS
               ------------------------------------------
                             (Registrant)


                                          By:/s/  BRADFORD T. SMITH
                                             ----------------------
                                                  Bradford T. Smith
                                               Executive Vice President,
                                               General Counsel and Secretary



Date:  August 2, 1995

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                        EXHIBIT INDEX


Exhibit
Number                                            Exhibit
- -------                                          ---------

  20    -   Press release of the Registrant dated August 1,
            1995.